Exhibit 99

NOTICE: On January 17, 2008, Southcoast Financial Corporation (the "Company"), released a report of its 2007 Year End Earnings. That report contained errors caused by the incorrect accounting treatment of a sale-leaseback of one of the Company's offices. Prior to the completion of that transaction, which closed December 20, 2007, the Company consulted with accounting experts about how to account for the transaction and, upon completion of the transaction, accounted for the transaction in the manner it had proposed. Subsequently, it was determined that the accounting treatment which was initially used, and was reflected in the Company's unaudited condensed income statements for the year and the three months ended December 31, 2007, included in the January 17, 2008, press release, was incorrect in that it recognized the approximately $1.5 million gain on the sale of the property as noninterest income in 2007. The correct accounting treatment is to defer the recognition of the approximately $1.5 million gain by recognizing the gain ratably over the lease term as a reduction of lease expense. The corrected news release reflects the corrected accounting treatment for the year and three months ended December 31, 2007.

                                    * * * * *

                        Southcoast Financial Corporation
                             Corrected News Release
                              Southcoast Announces
                             2007 Year End Earnings

Mt. Pleasant, S.C., February 27, 2008 / Prime Newswire /Southcoast Financial Corporation (NASDAQ: SOCB) announced today that it had unaudited net income of $3,429,000 or $0.63 per basic share, for the year ended December 31, 2007. This compares to net income of $4,839,000, or $0.81 per basic share, for the year ended December 31, 2006. Average shares outstanding for both periods have been adjusted for the 10% stock dividend issued May 30, 2007. Average basic shares decreased 9.8% between 2006 and 2007 primarily due to the Company's buyback of 977,281 shares during 2007.

Total assets as of December 31, 2007 were $500.9 million compared to $481.9 million as of December 31, 2006, an increase of 3.9%. Loans, excluding loans held for sale, increased to $378.4 million, up 2.9% from $367.6 million as of December 31, 2006. Deposits increased 10.2% to $342.8 million over the same period.

For the quarter ended December 31, 2007, unaudited net income was $723,000, or $0.15 per basic share. This compares to net income of $967,000, or $0.16 per basic share, for the quarter ended December 31, 2006. Average shares for both periods have been adjusted for the earlier referenced 10% stock dividend.

Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Southcoast Financial Corporation's common stock trades on the NASDAQ Global Market under the symbol SOCB. Information about the corporation is available on our web site,www.southcoastbank.com.


SOURCE   Southcoast Financial Corporation
/ Contact L. Wayne Pearson, Chairman and
Chief Executive Officer, (843) 216-3010

                                                                                             Southcoast Financial Corporation
                                                                                           Consolidated Statements of Condition
                                                                                       (Dollars in thousands, except per share data)

                                                                                                      December 31       December 31
                                                                                                         2007               2006
                                                                                                         ----               ----
                                                                                                     (Unaudited)
Assets
Cash and due from banks ....................................................................           $  7,033            $  7,008
Federal Funds sold .........................................................................              3,774              31,204
Investments ................................................................................             62,609              46,461
Loans held for sale ........................................................................                384                 140
Loans:
 Commercial and Construction ...............................................................            222,273             196,572
 Mortgage ..................................................................................            145,615             159,774
 Consumer ..................................................................................             10,526              11,264
                                                                                                       --------            --------
  Total loans ..............................................................................            378,414             367,610
Less: Allowance for loan Losses ............................................................              4,297               4,364
                                                                                                       --------            --------
Net loans ..................................................................................            374,117             363,246
Fixed assets ...............................................................................             26,735              25,126
Other assets ...............................................................................             26,200               8,671
                                                                                                       --------            --------
    Total Assets ...........................................................................           $500,852            $481,856
                                                                                                       ========            ========
Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing .......................................................................           $ 32,607            $ 34,694
 Interest bearing ..........................................................................            310,148             276,199
                                                                                                       --------            --------
  Total deposits ...........................................................................            342,755             310,893
Other Borrowings ...........................................................................             81,230              67,841
Junior subordinated debentures .............................................................             10,310              21,655
Other liabilities ..........................................................................              3,816               2,664
                                                                                                       --------            --------
   Total liabilities .......................................................................            438,111             403,053

Shareholders' Equity
 Common Stock ..............................................................................             60,157              75,316
 Retained Earnings and Accumulated Other Comprehensive Income or Loss ......................              2,584               3,487
                                                                                                       --------            --------
   Total shareholders' equity ..............................................................             62,741              78,803
                                                                                                       --------            --------
   Total Liabilities and
    Shareholders' Equity ...................................................................           $500,852            $481,856
                                                                                                       ========            ========

Book value per share .......................................................................           $12.52 **           $14.41 **

Allowance for loan losses to Loans Ratio ...................................................               1.14%               1.19%

** Adjusted for a 10% stock dividend in 2007.

                                                                                   Southcoast Financial Corporation
                                                                                    Consolidated Income Statements
                                                                         (Dollars in thousands, except earnings per share)

                                                                             Year Ended                      Three Months Ended
                                                                             ----------                      ------------------
                                                                   December 31,       December 31,      December 31,    December 31,
                                                                      2007               2006              2007             2006
                                                                      ----               ----              ----             ----
                                                                   (Unaudited)                          (Unaudited)     (Unaudited)
Interest Income
 Interest and fees on loans ................................        $   28,760        $   28,080        $    7,289        $    7,127
 Interest on investments ...................................             2,716             2,852               747               738
 Interest on Fed funds sold ................................               397               478                38               155
                                                                    ----------        ----------        ----------        ----------
   Total interest income ...................................            31,873            31,410        $    8,074        $    8,020

Interest expense ...........................................            17,519            15,265             4,559             4,158
                                                                    ----------        ----------        ----------        ----------
   Net interest income .....................................            14,354            16,145             3,515             3,862
Provision for loan losses ..................................                 0               723                 0                 0
                                                                    ----------        ----------        ----------        ----------
Net interest income after loan loss provision ..............            14,354            15,422             3,515             3,862

Noninterest income .........................................             2,555             3,837               634               708
                                                                    ----------        ----------        ----------        ----------
   Total operating income ..................................            16,909            19,259             4,149             4,570

Noninterest expense
 Salaries and benefits .....................................             6,747             6,499             1,812             1,557
 Occupancy and equipment ...................................             2,288             1,925               584               508
 Other expenses ............................................             2,964             3,118               854             1,016
                                                                    ----------        ----------        ----------        ----------

   Total noninterest expense ...............................            11,999            11,542             3,250             3,081
                                                                    ----------        ----------        ----------        ----------
Income before taxes ........................................             4,910             7,717               899             1,489

Income tax expense .........................................             1,481             2,878               176               522
                                                                    ----------        ----------        ----------        ----------
Net income .................................................        $    3,429        $    4,839        $      723        $      967
                                                                    ==========        ==========        ==========        ==========

Basic net income per common share* .........................        $     0.63        $     0.81        $     0.15        $     0.16

Diluted net income per common share* .......................        $     0.63        $     0.80        $     0.15        $     0.15

Average shares outstanding*
    Basic ..................................................         5,419,474         6,007,137         5,019,704         6,017,348
    Diluted ................................................         5,423,915         6,012,445         5,021,347         6,022,140

* Share and per share data has been adjusted for 10% stock dividends in 2007 and 2006.

Southcoast Financial Corporation
SELECTED FINANCIAL DATA
(dollars in thousands, except earnings per share)

                                                 Year            Year         Year           Year           Year          Year
                                                Ended           Ended        Ended          Ended          Ended         Ended
                                              Dec 2007        Dec 2006       Dec. 2005      Dec. 2004      Dec. 2003     Dec. 2002
                                              --------        --------       ---------      ---------      ---------     ---------
                                            (Unaudited)

INCOME STATEMENT DATA
   Net interest income ...................    $   14,354     $   16,145     $   13,914     $   10,692     $    7,858     $    5,458
   Provision for loan losses .............             0            723            865          1,146            735            480
   Noninterest income ....................         2,555          3,837          2,725          2,700          1,711          1,767
   Noninterest expenses ..................        11,999         11,542          9,243          7,966          6,171          4,866
   Net income ............................         3,429          4,839          4,189          2,982          1,704          1,147

PER SHARE DATA *
 Net income per share
    Basic ................................    $     0.63     $     0.81     $     0.97     $     0.76     $     0.69     $     0.52
    Diluted ..............................    $     0.63     $     0.80     $     0.97     $     0.75     $     0.67     $     0.50

BALANCE SHEET DATA
  Total assets ...........................    $  500,852     $  481,856     $  476,599     $  366,102     $  253,217     $  181,513
  Total deposits .........................       342,755        310,893        311,554        258,153        166,213        132,655
  Total loans (net) ......................       374,117        363,246        371,656        293,207        199,732        134,729
  Investment securities ..................        62,609         46,461         35,203         24,831         22,049          7,608
  Total earning assets ...................       443,200        445,119        440,942        344,482        238,009        168,225
  Other Borrowings .......................        81,230         67,841         67,000         58,000         41,100         23,500
  Junior subordinated debentures .........        10,310         21,655         21,655         11,345         11,345         11,345
  Shareholders' equity ...................        62,741         78,803         73,315         36,571         33,410         12,709

Book value per share .....................    $    12.52     $    14.41     $    14.80     $    12.31     $    12.46     $     9.61

Average shares outstanding*
  Basic ..................................     5,419,474      6,007,137      4,335,319      3,945,175      2,471,038      2,223,220
  Diluted ................................     5,423,915      6,012,445      4,340,470      4,001,380      2,529,742      2,312,627

KEY RATIOS
  Return on assets .......................          0.71%          1.00%          1.04%          0.98%          0.79%          0.78%
  Return on equity .......................          4.96%          6.22%          9.28%          8.56%         10.43%          9.45%
  Equity to asset ratio ..................         12.53%         16.35%         15.38%          9.99%         13.19%          7.00%
  Non-performing assets to assets ........          0.18%          0.18%          0.11%          0.27%          0.04%          0.06%
  Reserve to loans .......................          1.14%          1.19%          1.14%          1.15%          1.18%          1.21%
  Net interest margin ....................          3.40%          3.64%          3.69%          3.78%          3.90%          4.02%

  Employees ..............................           114            110             91             77             68             61
  # of accounts ..........................        11,737         10,778         10,728          9,391          7,814          6,899
  # of offices open ......................            10              8              8              7              5              5
  # of offices under construction ........             0              2              1              0              2              0
  # of office sites purchased ............             0              2              0              2              1              2
  ATM stand alone ........................             1              1              1              1              0              0


*Share and per share data has been adjusted for 10% stock dividends in 2007, 2006, 2005, 2004, and 10% and 5% dividends in 2003.